COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated January 28, 2013

to the Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus regarding an investment option available under your contract.  It is for informational purposes only and requires no action on your part.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective February 15, 2013, certain changes are being made to the Federated Capital Appreciation Fund II.  To reflect those changes this Supplement amends your Prospectus as follows:

1.                 All references in your Prospectus to the “Federated Capital Appreciation Fund II” should be deleted and replaced with “Federated Managed Tail Risk Fund II.”

2.                 In the section of your Prospectus entitled “THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS,” under the “Investment Options” heading the presentation of each “Portfolio” and its “Investment Objective(s) and Principal Investments” for the Federated Insurance Series Fund should be deleted and replaced with the following:

Federated Insurance Series Fund. Federated Global Investment Management Corp. serves as the investment adviser to the Federated Managed Tail Risk Fund II; Federated Equity Management Company of Pennsylvania serves as the investment adviser to the Federated Managed Volatility Fund II; and Federated Investment Management Company serves as the investment adviser to the Federated Prime Money Fund II and Federated Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Managed Tail Risk Fund—Primary Shares

• The Fund’s investment objective is capital appreciation. The Fund pursues its investment objective under normal market conditions through a diversified mix of investment exposure to various asset classes by investing in various underlying mutual funds, ETFs and affiliated funds that are not offered to the public. From time to time, the Fund may also invest in securities or other investments directly. The asset classes in which the Fund invests include both fixed income and equity but it is anticipated that the Fund will, in an effort to maximize return, have a greater exposure to equity investments. Additionally, in an attempt to limit downside risk, a volatility overlay strategy will be selectively employed during periods of historically high volatility, as measured by various market volatility measures such as the CBOE Volatility Index. It is anticipated that this volatility overlay will be achieved primarily through the use of index futures and/or options contracts (types of derivative instruments).

Federated Managed Volatility Fund II

• The Fund’s investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential-e.g., investment-grade debt issues, domestic noninvestment-grade debt securities (also known as “junk bonds” or “high-yield bonds”) and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. To increase or decrease its exposure to foreign interest rate and/or currency markets, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund’s prospectus.

Federated Prime Money Fund II

• This money market mutual fund seeks to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities. There can be no assurance that the Federated Prime Money Fund II will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Federated Quality Bond Fund II—Primary Shares	• This Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

All other provisions in your Prospectus, as supplemented, remain unchanged.  For complete details regarding changes to the Federated Capital Appreciation Fund II please refer to the fund’s prospectus, as supplemented.

*    *    *

If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.